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                                                                 Exhibit 10.9.5

                                  SECURITY AGREEMENT


KNOW ALL MEN BY THESE PRESENTS:

    In consideration of a loan extended by Simmons First National Bank
("Secured Party"), to TSI Redfield Laboratories, Inc. ("Debtor"), Debtor hereby grants to Secured Party a security interest in the property described on Exhibit "A" attached hereto ("Collateral"), and any proceeds of the future sale thereof.

    The security interest herein granted is given for the purpose of providing security for two (2) promissory notes ("Notes") in the original principal amount of $700,000.00 and $350,000.00, respectively, bearing interest and becoming due and payable as set forth therein, and any other indebtedness of whatsoever kind or nature which is currently or may hereafter be due and owing from the Debtor to the Secured Party.

    In order to provide better security and protection for the Secured Party, Debtor hereby warrants and covenants that:

    1. LOCATION OF COLLATERAL. The Collateral will be kept and maintained at its place of business, in Redfield, Arkansas, subject to the Debtor's right to move and use the Collateral in the ordinary course of its business within the State of Arkansas and that the Debtor will promptly notify Secured Party of any permanent change in the location of the Collateral within the State of Arkansas and will not permanently remove the Collateral from the State of Arkansas without the written consent of the Secured Party.

    2. PROHIBITION OF SALE OF COLLATERAL. The Debtor will not sell, offer for sale, or transfer the Collateral or any interest therein, without the consent in writing of the Secured Party.

    3. INSURANCE. Debtor will have and maintain hazard insurance at all times with respect to the insurable Collateral against all usual and ordinary risks, including fire, theft, storm, collision and any other risks as the Secured Party may require, pursuant to policies containing such terms, in such form, for such periods, and by such companies as may be satisfactory to the Secured Party. The proceeds of such insurance shall be payable to the Secured Party and the Debtor as their respective interests may appear, and all policies of insurance shall provide for a minimum of ten (10) days written notice to the Secured Party of cancellation. Debtor shall furnish Secured Party with certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance requirements and Secured Party is hereby authorized to act as attorney-in-fact for and on behalf of Debtor in obtaining, adjusting, settling, canceling, and releasing such insurance or any claims in connection therewith and to endorse any check or draft in connection therewith for and on behalf of the Debtor.

    4. PROHIBITION OF ADVERSE LIENS. Except for liens in existence on the date hereof, Debtor will keep the Collateral free from any additional adverse lien, security

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interest, or encumbrance and in good condition and repair, and will not cause or permit waste or destruction of the Collateral or any part thereof. Debtor will not use the Collateral in violation of any statute or ordinance.
Secured Party may examine and inspect the Collateral at any time and wherever located.

    5. TAXES. Debtor will promptly pay when due all taxes and licenses upon the Collateral or for its use or operation. Provided, Secured Party may, at its option, discharge any taxes, liens, security interests, or other encumbrances at any time placed or levied on the Collateral, may pay for insurance thereon, and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Secured Party on demand for any such payments made or expenses incurred by Secured Party pursuant to this authorization and to pay the cost of collection hereof, including a reasonable attorney's fee for Secured Party's attorneys.

    6. POSSESSION OF COLLATERAL. Until a default hereunder, Debtor may have possession of the Collateral subject hereto and use same in any lawful manner not inconsistent with this agreement and not inconsistent with any policy of insurance thereon.

    7. DEFAULT. Debtor shall be in default under this agreement and the Notes which it secures, upon the happening of any of the following events or conditions:

    (a) Default in payment or performance of any obligation, covenant or liability contained or referred to in the Loan Agreement, Mortgage, Notes or herein.

    (b) Any warranty, representation, or statement made to Secured Party by or on behalf of Debtor proves to have been false in any material respect when made.

    (c) Any event which results in the acceleration of the maturity of the indebtedness of Debtor to others under any note, agreement, or undertaking in excess of $100,000.

    (d) Loss, theft, damage, destruction, sale, or encumbrance to or of any of the Collateral, except as herein specifically authorized, or the making or occurrence of any levy, seizure, or attachment thereof or thereon.

    (e) Death, dissolution, termination of existence, insolvency, business failure, appointment of receiver for any part of the property of the Debtor, assignment for the benefit of creditors by, or the commencement of any proceedings under any bankruptcy or insolvency laws by or against Debtor, or any guarantor or surety for the Debtor.

    Upon the occurrence of any such event of default and at any time thereafter, Secured Party may, in addition to acceleration of the indebtedness hereby secured, proceed with any of the remedies of a secured party as provided in the Uniform Commercial Code of the State of Arkansas. Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at a place designated by the Secured Party which is reasonably convenient to both parties. If the Collateral is perishable or threaten to decline speedily in

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value or is of a type customarily sold on a recognized market, no notice of such sale shall be given by the Secured Party to the Debtor. Otherwise, Secured Party will give Debtor reasonable notice of the time and place of any public sale or of the time after which any private sale or other intended disposition is to be made. The requirements of a reasonable notice hereunder shall be met if such notice is mailed by ordinary mail, postage prepaid, addressed to the Debtor at its telephone book address or business address first shown herein at least five (5) days before the time of such sale or disposition. The expenses of taking, holding, preparing and selling the Collateral shall include Secured Party's reasonable attorney's fees and legal expenses.

    8. WAIVER. No waiver by the Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion.

    9. ASSIGNMENT. All rights of the Secured Party in, to and under this agreement, the Notes and the Collateral shall pass to and may be exercised by any assignee of one or both of the Notes and this agreement. Debtor agrees that, in the event of an assignment of the Notes and this agreement and upon receipt by the Debtor of notice of such assignment, the liability of the Debtor to a holder for value of either or both of the Notes shall be immediate and absolute and not affected by any default of the Secured Party. Debtor further warrants that it will not set up any claim against the assigned party as a defense, counterclaim, or set-off to any action for the unpaid balance owed under the Notes or for possession brought by any such holder. All obligations of the Debtor shall bind its successors or assigns.

    IN WITNESS WHEREOF, the Debtor has executed this Security Agreement on this 27th day of June, 1997.



                             TSI REDFIELD LABORATORIES, INC.


                             By /s/ John B. Green, Treasurer
                                ----------------------------
                                    John B. Green, Treasurer

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                                     EXHIBIT A


    The East Half (E 1/2) of the Southwest Quarter (SW 1/4) of the Northeast Quarter (NE 1/4) of Section 22, Township 3 South, Range 11 West of the 5th P.M.; AND ALSO,

    That portion of Block Thirteen (13) of the Town of Redfield, Arkansas, according to the plat thereof shown of record in the office of the Circuit Clerk and Ex-Officio Recorder of Jefferson County, Arkansas, in Plat Book 3 at page 28 specifically described as:

    Beginning at the Easterly corner of Block Thirteen (13) of the Town of Redfield and running thence in a Southwesterly direction 150 feet to the line dividing Block Thirteen (13) into two equal halves and running thence Northwesterly along that line 300 feet to a point on the Southeasterly line of Boone Street; thence Northeasterly 150 feet, more or less, to the Northerly corner of Block Thirteen (13); and thence in a Southeasterly direction along the Northeasterly line of Block Thirteen (13) 300 feet, more or less, to the point of beginning; which is also described as Lots One (1), Two (2), Three (3), Four
(4), Five (5) and Six (6) in Block Thirteen (13) of the Town of Redfield, Arkansas; AND ALSO,

    The South Half (S 1/2) of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of Section 22, Township 3 South, Range 11 West of the 5th P.M.;

    LESS AND EXCEPT, a parcel of land lying in the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of Section 22, Township 3 South, Range 11 West of the 5th P.M., more particularly described as follows:

    Commencing at the Southwest corner of the Northwest Quarter (NW 1/4) of the Northeast Quarter (NE 1/4) of said Section 22, thence, North 205 feet North 40 degrees West 150 feet; and thence South 195.2 feet to the point of beginning.